Exhibit 99.1

NextPlay Technologies’ NextBank and Alphabit’s ABCC Cryptocurrency Exchange Complete Collaboration, Expanding NextBank Regionally and Towards Banking for the Digital Community

SUNRISE, FL, August 25, 2022 - NextPlay Technologies, Inc. (Nasdaq: NXTP), a digital native ecosystem for finance, digital advertisers, and video gamers, announced today that NextBank International, Inc. (“NextBank”), the international banking unit of NextPlay’s fintech division, has structured and signed a Collaboration Agreement with Alphabit Consulting Pte. Ltd. (“Alphabit”), formally launching the process of bringing deposit accounts and payment cards to members of Alphabit’s ABCC cryptocurrency exchange (“ABCC”).

The signed agreement creates an opportunity for tens of thousands of ABCC customers to open NextBank accounts and represents the first partner onboarding since NextBank revamped its operating systems to support this type of scalability. Once implemented, ABCC Exchange customers will be able to convert cryptocurrencies to, and use NextBank accounts to transact in, fiat currencies, and also use NextBank prepaid cards that will allow ABCC Exchange customers to transact in fiat currencies using their crypto assets. In the future, subject to NextBank’s and ABCC’s receipt of necessary regulatory approvals, the parties intend to provide an additional opportunity for ABCC customers to apply for payment cards under which approved customers will have the ability to borrow funds from NextBank, which borrowings are to be secured by cryptocurrencies held by the customer in a separate account at ABCC.

Alphabit has built a broad global user base with ABCC. As a Singapore-based cryptocurrency exchange operator, Alphabit has submitted a license application under the Payment Service Act 2019 to provide account issuance services and digital payment token services as it continues to operate under a license exemption.

Todd Bonner, chairman of the board of directors of NextPlay Technologies and head of the company’s fintech division stated: “Last month our team implemented improvements in NextBank’s core operating infrastructure, significantly expanding the capabilities of our Fintech division, including for mobile and online banking. We intend to continue that improvement by seeking regulatory approval to add insurance products and block chained assets to our banking services. With the ABCC relationship, we have the potential to expand NextBank’s deposit base and depositor count to many multiples of their current level. The relationship with ABCC is expected to provide us with the opportunity to offer credit to this emerging class of high-net-worth crypto investors. Soon, we expect to offer unique insurance products and well-underwritten and currently not easily accessible real world alternative asset classes. We are very thankful to Calvin and his excellent team for offering us a chance to grow with ABCC.”

ABCC president, Calvin Ng, stated: “We started discussions with NextBank earlier this year seeking their financial services due to their architectural design, international online banking capabilities, and their positioning in the international online banking marketplace. We believe that such a cooperation between ABCC and NextBank will mark the beginning of a new paradigm in digital assets and banking, providing a new form of seamless services of the future. ABCC is very happy to secure this cooperation and encourages crypto exchanges globally to follow such a path.”

About Alphabit and ABCC

Based in Singapore, Alphabit Consulting Pte. Ltd. operates the ABCC cryptocurrency exchange. ABCC is a leading crypto exchange that is exploring the future development of cryptocurrency projects for global users. It is working to create a world where cryptocurrency co-exists with traditional financial markets through robust Know-Your-Customers (KYC) processes. By engaging with reputable vendors, it seeks to deliver RegTech solutions that create a safe platform for its ABCC members. To learn more, visit abcc.com.

About NextPlay Technologies

NextPlay Technologies, Inc. (Nasdaq: NXTP) is a technology solutions company offering games, in-game advertising, and crypto-banking services to consumers and corporations within a growing worldwide digital ecosystem. NextPlay’s engaging products and services utilize innovative AdTech, Artificial Intelligence and Fintech solutions to leverage the strengths and channels of its existing and acquired technologies. For more information about NextPlay Technologies, visit www.nextplaytechnologies.com and follow us on Twitter @NextPlayTech and LinkedIn.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of, and within the safe harbor provided by the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations, opinions, belief or forecasts of future events and performance. A statement identified by the use of forward-looking words including “will,” “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. Factors that may cause such a difference include risks and uncertainties including, and not limited to, our need for additional capital which may not be available on commercially acceptable terms, if at all, which raises questions about our ability to continue as a going concern; current regulation governing digital currency activity is often unclear and is evolving; our and ABCC’s ability to secure all necessary regulatory approvals to expand the partnership to its fullest, and intended, potential; the future development and growth of digital currencies are subject to a variety of factors that are difficult to predict and evaluate, many of which are out of our control; the value of digital currency is volatile; amounts owed to us by third parties which may not be paid timely, if at all; certain amounts we owe under outstanding indebtedness, which are secured by substantially all of our assets and penalties we may incur in connection therewith; the fact that we have significant indebtedness, which could adversely affect our business and financial condition; uncertainty and illiquidity in credit and capital markets which may impair our ability to obtain credit and financing on acceptable terms and may adversely affect the financial strength of our business partners; the officers and directors of the Company have the ability to exercise significant influence over the Company; stockholders may be diluted significantly through our efforts to obtain financing, satisfy obligations and complete acquisitions through the issuance of additional shares of our common or preferred stock; if we are unable to adapt to changes in technology, our business could be harmed; if we do not adequately protect our intellectual property, our ability to compete could be impaired; our business is susceptible to risks associated with international operations; unfavorable changes in, or interpretations of, government regulations or taxation of the evolving Internet and e-commerce industries, which could harm our operating results; risks associated with the operations of, the business of, and the regulation of, Longroot and NextBank International (formerly IFEB); the market in which we participate being highly competitive, and because of that we may be unable to compete successfully with our current or future competitors; our potential inability to adapt to changes in technology, which could harm our business; the volatility of our stock price; and that we have incurred significant losses to date and require additional capital, which may not be available on commercially acceptable terms, if at all. More information about the risks and uncertainties faced by NextPlay are detailed from time to time in NextPlay’s periodic reports filed with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the headings “Risk Factors”. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made only as of the date hereof. The Company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by fourth parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

SOURCE: NextPlay Technologies, Inc.

Company Contacts:

NextPlay Technologies, Inc.

Richard Marshall

Director of Corporate Development

Tel: (954) 888-9779

Email: richard.marshall@nextplaytechnologies.com

Alphabit Consulting Pte. Ltd

Alan Li

Chief Executive Officer

Email: alan.li@abcc.global